Exhibit 21.1

                      SUBSIDIARIES OF AMERICA ONLINE, INC.

                                                                 JURISDICTION OF
                                            NAME                   INCORPORATION
Actra Business Systems, LLC                                          Delaware
AOL Community, Inc.                                                  Delaware
AOL Foundation, Inc.                                                 Delaware
AOL TV, Inc.                                                         Delaware
AOL Ventures, Inc.                                                   Delaware
AOLV Hub, Inc.                                                       Delaware
AOLV Fashion Channel, Inc.                                           Delaware
AOLV Healthy Living Channel, Inc.                                    Delaware
AtWeb, Inc.                                                         California
Entertainment Asylum, Inc.                                          California
CompuServe Interactive Services, Inc.                                Delaware
CompuServe Interactive Services Latin America, Inc.                  Delaware
CompuServe Ventures Incorporated                                       Ohio
CompuServe Works of Wonder, Inc.                                       Ohio
Cyber Leasing Corp.                                                  Delaware
Digital City, Inc.                                                   Delaware
Digital Marketing Services, Inc.                                     Delaware
Digital Style Corporation                                            Delaware
Extreme Fans, Inc. (doing business as Real Fans)                     Illinois
Global Network Navigator, Inc.                                       Delaware
ICQ Networks, Inc.                                                   New York
ICQ Holding Company, Inc.                                            New York
ICQ, Inc.                                                            Delaware
The ImagiNation Network, Inc.
    (doing business as WorldPlay Entertainment, Inc.)                Delaware
Johnson-Grace Newco, Inc.                                            Delaware
Kiva Software Corporation                                           California
MovieFone, Inc.                                                      Delaware
MF Investment Corp.                                                  Delaware
Netscape Communications Corporation                                  Delaware
Nullsoft, Inc.                                                       Delaware
Personal Library Software Inc.                                       Maryland
PersonaLogic, Inc.                                                  California
Portola Communications Corporation                                  California
Redgate Communications Corp.                                         Delaware
Spinner Networks, Inc.                                              California
Sunrise Capital Corporation                                          Delaware
Websoft, Inc.                                                        Delaware
When Inc.                                                            Delaware
AOL Argentina S.R.L                                                  Argentina
AOL America Online (Australia) Pty Limited                           Australia
AOL Brasil Ltda.                                                      Brazil
AOL Canada Inc.                                                       Canada
AOL Canada Services Inc.                                              Canada
AOL America Online France Holding SARL                                France
AOL Bertelsmann Online Service France SNC                             France
AOL CompuServe France SAS                                             France
CompuServe Interactive Services France SNC                            France
AOL America Online (Deutschland) GmbH                                 Germany
AOL Bertelsmann Online GmbH & Co. KG.                                 Germany
AOL Bertelsmann Online Verwaltung GmbH                                Germany
AOL Bertelsmann Service Operation GmbH & Co. KG                       Germany
AOL Bertelsmann Service Operations Verwaltungs-
     und Beteiligungs GmbH                                            Germany
AOL Holding GmbH                                                      Germany
CompuServe Interactive Services Beteiligungs-
     und Verwaltungs GmbH                                             Germany
CompuServe Interactive Services Deutschland
     Management GmbH                                                  Germany
CompuServe Interactive Services Deutshland GmbH & Co. KG              Germany
AOL Bertelsmann Online Europa GmbH                                    Germany
AOL America Online Limited (Ireland)                                  Ireland
AOL Bertelsmann Service Operations Limited                            Ireland
CompuServe Interactive Services Limited Ireland                       Ireland
ICQ, Limited                                                          Israel
America Online (Japan), Inc.                                           Japan
AOL Japan, Inc.                                                        Japan
AOL Mexico, S. de R.L. de C.V.                                        Mexico
America Online Holding B.V.                                         Netherlands
AOL Finance B.V.                                                    Netherlands
AOL International Finance C.V.                                      Netherlands
CIS Holding BV                                                      Netherlands
CompuServe Interactive Services Nederland CV                        Netherlands
CompuServe Management B.V.                                          Netherlands
Pan Latin Interactive Ventures C.V.                                 Netherlands
AOL Member Services-Philippines, Inc.                               Philippines
AOL Latin America, S.L.                                                Spain
CompuServe Interactive Services Schweiz GmbH                        Switzerland
America Online (Rights) Limited                                   United Kingdom
AOL (UK) Limited                                                  United Kingdom
AOL Bertelsmann Online (UK Management) Limited                    United Kingdom
AOL Bertelsmann Service Operations (UK Management) Limited        United Kingdom
AOL Holdings (UK) Limited                                         United Kingdom
CompuServe Service Operations UK                                  United Kingdom
AOL Bertelsmann Online Limited Partnership                        United Kingdom
AOL Holdings (UK) (2) Limited                                     United Kingdom
CompuServe Interactive Services Limited                           United Kingdom
Csi CompuServe Interactive Services UK                            United Kingdom
America Online Joint Venture Holdings, Inc.                          Delaware
America Online/Bertelsmann Finance LLC                               Delaware
AOL International LLC                                                Delaware
AOL Latin America Management LLC                                     Delaware
Latin America QuotaHolder LLC                                        Delaware
Latin American Interactive Services, Inc.                            Delaware
Transatlantic Web Services Inc.                                      Delaware
AOL Australia Holdings LLC                                           Delaware
Netscape Communications Australia PTY Limited                        Australia
Netscape Communications FSC Incorporated                             Barbados
Netscape Communications do Brasil Ltda.                               Brazil
Netscape Communications Canada, Inc.                                  Canada
Netscape Communications Denmark A/A                                   Denmark
Netscape Communications Europe SARL                                   France
Netscape Communications France Societe Anonyme                        France
Netscape Communications GmbH                                          Germany
Netscape Communications Limited                                      Hong Kong
Netscape Communications Ireland Limited                               Ireland
Netscape Communications Italia SRL                                     Italy
Netscape Communications Japan, Ltd.                                    Japan
Netscape Communications Nederland B.V.                              Netherlands
Netscape Internet Communications Espana, S.A.                          Spain
Netscape Communications Asia South Pte Limited                       Singapore
Netscape Communications Sweden AB                                     Sweden
Netscape Communications (Switzerland) Ltd.                          Switzerland
Netscape Communications Limited                                   United Kingdom